SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 OR 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  March 29, 2005


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

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VSE CORPORATION


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

       (b) On March 29, 2005 VSE Corporation issued a news release entitled "VSE Announces Change to Board of Directors," a copy of which is filed with this report as Exhibit 99.1. As described in the press release, Admiral Robert J. Kelly, USN (Ret.) who has served as a director of VSE Corporation since January, 1996 and as Chairman of VSE Corporation's wholly owned subsidiary, Energetics Incorporated since August, 1995, and as President of Energetics since March, 1999, will retire effective April 1, 2005.

       (c) Effective as of April 1, 2005, James E. Reed will succeed Admiral Kelly as President of VSE Corporation's wholly owned subsidiary Energetics Incorporated. James Reed was a founder of Energetics in 1979, and after an absence from 2001 to 2004 to provide senior-level consulting services, rejoined Energetics in 2005.

Item 9.01  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit
              Number
              ------
               99.1 News Release, March 29, 2005 entitled "VSE Announces Change to Board of Directors"






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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         VSE CORPORATION
                                         (Registrant)

Date:  March 29, 2005                    /s/ C. S. Weber

                                         -------------------------------
                                         C. S. Weber
                                         Executive Vice President,
                                         Chief Administrative Officer,
                                         And Secretary